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                                                                     EXHIBIT 23


                                        CONSENT OF INDEPENDENT ACCOUNTANTS

The Board of Directors
Thomas & Betts Corporation


         We consent to the use of our report incorporated herein by reference.


                                                                  /s/ KPMG LLP


Memphis, Tennessee
February 28, 2000